Fees Summary	Jul. 30, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 15,400,028
Previously Paid Amount	3,643.78
Total Fee Amount	2,357.74
Total Offset Amount	(0)
Net Fee	$ (0)